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                                                                    EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Tom Brown, Inc.'s previously filed Registration Statements on Form S-8 Nos. 33-42991, 33-44225 and 33-60842.




                                                            ARTHUR ANDERSEN LLP

March 27, 1995